UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2015

Cyberonics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-19806	76-0236465
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Cyberonics Blvd.
Houston, TX 77058
(Address of principal executive offices)

Registrant’s Telephone Number, Including Area Code: 281-228-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01                                           Entry into a Material Definitive Agreement.

On March 23, 2015, Cyberonics, Inc., a Delaware corporation (the “Company”), entered into a definitive agreement (the “Transaction Agreement”) with Sorin S.p.A., a joint stock company organized under the laws of Italy (“Sorin”), Sand Holdco Limited, a private limited company incorporated under the laws of England and Wales and a wholly owned subsidiary of Sorin (“Holdco”), and Cypher Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Holdco (“Merger Sub”).  Entry into the Transaction Agreement occurred following the completion of certain employee consultation procedures required under French law, as contemplated by and in accordance with the binding letter of intent entered into by the Company, Sorin, Holdco and Merger Sub on February 26, 2015. The Transaction Agreement provides for (i) the merger of Sorin with and into Holdco (the “Sorin Merger”), with Holdco surviving the merger, and immediately thereafter, (ii) the merger of Merger Sub with and into the Company (the “Company Merger” and, together with the Sorin Merger, the “Mergers”), with the Company surviving as a wholly owned subsidiary of Holdco, in each case subject to the terms and conditions of the Transaction Agreement.

At the effective time of the Sorin Merger, each issued and outstanding ordinary share of Sorin (“Sorin Shares”), other than Sorin Shares owned by the Company, Sorin, Holdco, Merger Sub or any of their respective subsidiaries, will be converted into the right to receive 0.0472 ordinary shares of Holdco (“Holdco Shares”). At the effective time of the Company Merger, each share of common stock of the Company (each, a “Company Share”), other than Company Shares owned by the Company, Sorin, Holdco, Merger Sub or any of their respective subsidiaries, will be converted into the right to receive one Holdco share.  Holdco will apply to list the Holdco Shares to be issued in the Mergers on the NASDAQ stock market and the London Stock Exchange (the “LSE”).  Following consummation of the Mergers, assuming no withdrawal rights under Italian law are exercised by Sorin shareholders with respect to the Sorin Merger, former Sorin shareholders will own approximately 46 percent of Holdco and former stockholders of the Company will own approximately 54 percent of Holdco, on a fully diluted basis.

Closing of the Mergers is subject to certain conditions, including (i) Company and Sorin shareholder approvals, (ii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the absence of any law, injunction, order or other judgment prohibiting the Mergers, (iv) effectiveness of the registration statement for the Holdco Shares, (v) NASDAQ listing approval for the Holdco Shares and the absence of any written indication from the U.K. Financial Conduct Authority (“FCA”) or the LSE that they will not be willing to admit the Holdco Shares to listing, (vi) the expiration or earlier termination of a sixty-day Sorin creditor opposition period, (vii) subject to certain materiality exceptions, the accuracy of the other party’s representations and warranties in the Transaction Agreement and performance by the other party of its obligations under the Transaction Agreement; (viii) delivery of a pre-merger compliance certificate to the High Court of England and Wales and (ix) approval by the FCA of the prospectus to be published by Holdco in connection with the issuance and listing on the LSE of the Holdco shares to be issued in connection with the Mergers, or the absence of an indication in writing by the U.K. Listing Authority that such approval will not be obtained.

The Transaction Agreement contains customary representations and warranties of the parties.  In addition, the Transaction Agreement contains certain customary covenants regarding the operation of the Company’s and Sorin’s respective businesses during the period prior to the closing of the Mergers, including, among others, limitations on their respective ability to (i) issue or grant shares of capital stock or other equity interests; (ii) acquire shares of their or their subsidiaries’ capital stock or other equity interests; (iii) incur new indebtedness and (iv) solicit, or enter into negotiations with respect to, competing proposals, in each case subject to certain exceptions contained in the Transaction Agreement.

The Company and Sorin may each terminate the Transaction Agreement under certain circumstances, including, among others, in order to enter into an agreement with respect to a proposal that is determined by the terminating party’s board of directors to be superior to the Transaction Agreement, subject to the terms and conditions of the Transaction Agreement (including a requirement to notify and negotiate with the Sorin board of directors or the Company board of directors, as the case may be, before entering into such an agreement).  In connection with the termination of the Transaction Agreement under specified circumstances, the Company or Sorin may be required to pay the other party a termination fee of $50 million or may be required to reimburse the other party for out-of-pocket expenses incurred in connection with the Transaction Agreement up to $15 million.

From closing through the date of the first annual meeting of the members of Holdco following the completion of its second full fiscal year (the “Initial Period”), the Holdco board will be comprised of nine (9) directors in total, consisting of four (4) individuals designated by the Company prior to closing, four (4) individuals designated by Sorin prior to closing and (iii) one (1) director mutually agreed to by Sorin and the Company, who will be required to meet the independence standards of NASDAQ applicable to non-controlled domestic U.S. issuers.  From closing until the end of the Initial Period, (i) the Chief Executive Officer of Sorin as of immediately prior to closing will serve as the Chief Executive Officer of Holdco, (ii) the Chief Executive Officer of the Company as of immediately prior to closing will serve as the Chairman of the Holdco board, (iii) one of the Company designees will serve as chairman of the audit and compensation committees, (iv) each committee of the board will have at least three members and (v) one of the Sorin designees will serve as a member of each committee of the board.  The Company and Sorin will agree upon a new name for the combined business prior to closing.

The foregoing description of the Transaction Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Transaction Agreement, a copy of which is attached as Exhibit 2.1 and is hereby incorporated by reference herein.

The Transaction Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information with respect to the Company, Merger Sub, Holdco or Sorin. There are representations and warranties contained in the Transaction Agreement that were made by the parties to each other as of specific dates. The assertions embodied in these representations and warranties were made solely for purposes of the Transaction Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating its terms. Moreover, certain representations and warranties may not be accurate or complete as of any specified date because they are subject to a contractual standard of materiality that is different from certain standards generally applicable to stockholders or were used for the purpose of allocating risk between the parties rather than establishing matters as facts. Based upon the foregoing reasons, you should not rely on the representations and warranties as statements of factual information. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Transaction Agreement, which subsequent information may or may not be reflected in the Company’s or Sorin’s public disclosures. Investors should read the Transaction Agreement with the other information concerning the Company and Sorin contained in reports and statements filed by the Company or Holdco from time to time with the Securities and Exchange Commission (the “SEC”).

Important Information for Investors and Securityholders

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable European regulations. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction. This communication does not represent an investment solicitation in Italy, pursuant to Section 1, letter (t) of Legislative Decree no. 58 of February 24, 1998, as amended.

Holdco will file with the SEC a registration statement on Form S-4, which will include a proxy statement of the Company that also constitutes a prospectus of Holdco (the “proxy statement/prospectus”). INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, SORIN, HOLDCO, THE PROPOSED TRANSACTIONS AND RELATED MATTERS.

Investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC by the parties through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the proxy statement/prospectus and other documents filed with the SEC on the Company’s website at www.cyberonics.com within the “Investor Relations” section or by contacting the Company’s Investor Relations through its website at www.cyberonics.com (for documents filed with the SEC by the Company) or Sorin through its website at www.sorin.com (for documents filed with the SEC by Holdco).

The release, publication or distribution of this communication in certain jurisdictions may be restricted by law, and therefore persons in such jurisdictions into which this communication is released, published or distributed should inform themselves about and observe such restrictions.

Participants in the Distribution

The Company, Sorin and Holdco, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company with respect to the proposed transactions contemplated by the proxy statement/prospectus. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transactions, including a description of their direct or indirect interests, on account of security holdings or otherwise, will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information regarding the Company’s directors and executive officers is contained in the Company’s Annual Report on Form 10-K for the year ended on April 25,2014  and its Proxy Statement on Schedule 14A, dated July 30, 2014, which are filed with the SEC and can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 (the “PSLRA”)) concerning the Company, Sorin, Holdco, the proposed transactions and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise. They are based on current beliefs of the management of the Company and Sorin as well as assumptions made by, and information currently available to, such management, and therefore, you are cautioned not to place undue reliance on them. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the parties’ control. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. None of the Company, Sorin or Holdco undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law.  Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results of the medical device industry, and other legal, regulatory and economic developments.  We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Factors that could cause actual results to differ materially from those in the forward-looking statements include the failure to obtain applicable regulatory or shareholder approvals in a timely manner or otherwise, or the requirement to accept conditions that could reduce the anticipated benefits of the proposed transactions as a condition to obtaining regulatory approvals; the failure to satisfy other closing conditions to the proposed transactions; the length of time necessary to consummate the proposed transactions, which may be longer than anticipated for various reasons; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; the inability of the Company and Sorin to meet expectations regarding the timing, completion and accounting and tax treatments with respect to the proposed transactions; risks relating to unanticipated costs of integration, including operating costs, customer loss or business disruption being greater than expected; reductions in customer spending, a slowdown in customer payments and changes in customer demand for products and services; unanticipated changes relating to competitive factors in the industries in which the companies operate; the ability to hire and retain key personnel; the potential impact of announcement or consummation of the proposed transactions on relationships with third parties, including customers, employees and competitors; the ability to attract new customers and retain existing customers in the manner anticipated; reliance on and integration of information technology systems; changes in legislation or governmental regulations affecting the companies; international, national or local economic, social or political conditions that could adversely affect the companies or their customers; conditions in the credit markets; risks to the industries in which the Company and Sorin operate that are described in the “Risk Factors” section of the Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed from time to time with the SEC by the Company and Holdco and the analogous section from Sorin’s annual reports and other documents filed from time to time with the Italian financial market regulator (CONSOB); risks associated with assumptions the parties make in connection with the parties’ critical accounting estimates and legal proceedings; the parties’ international operations, which are subject to the risks of currency fluctuations and foreign exchange controls; and the potential of international unrest, economic downturn or effects of currencies, tax assessments, tax adjustments, anticipated tax rates, raw material costs or availability, benefit or retirement plan costs, or other regulatory compliance costs. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the parties’ businesses, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents filed from time to time with the SEC and those described in Sorin’s annual reports, registration documents and other documents filed from time to time with CONSOB. Nothing in this communication is intended, or is to be construed, as a profit forecast or to be interpreted to mean that earnings per Sorin share or Company share for the current or any future financial years or those of the combined group, will necessarily match or exceed the historical published earnings per Sorin share or Company share, as applicable. Neither the Company nor Sorin gives any assurance (1) that either the Company, Sorin or Holdco will achieve its expectations, or (2) concerning any result or the timing thereof, in each case, with respect to any regulatory action, administrative proceedings, government investigations, litigation, warning letters, consent decree, cost reductions, business strategies, earnings or revenue trends or future financial results.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit 2.1.                      Transaction Agreement, dated as of March 23, 2015, by and among Cyberonics, Inc., Sorin S.p.A., Sand Holdco Limited and Cypher Merger Sub, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYBERONICS, INC.
Date: March 23, 2015

	By:	/s/ David S. Wise
		Name:	David S. Wise
		Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description
2.1	Transaction Agreement, dated as of March 23, 2015, by and among Cyberonics, Inc., Sorin S.p.A., Sand Holdco Limited and Cypher Merger Sub, Inc.